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                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2005 (the "Form 10-Q") of Mercantile Bank Corporation (the "Issuer").

      I, Charles E. Christmas, Senior Vice President, Chief Financial Officer and Treasurer of the Issuer, certify that:

(i)   the Form 10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: May 6, 2005

                                             /s/ Charles E. Christmas
                                             -----------------------------------
                                             Charles E. Christmas
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer